UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 18, 2014

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2361 McGaw Avenue

Irvine, Ca. 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 18, 2014, Pro-Dex, Inc. (the “Company”) is issuing a press release announcing its financial performance for the fourth fiscal quarter and fiscal year ended June 30, 2014. On that same date, the Company is holding a conference call concerning its financial performance for the fourth fiscal quarter and fiscal year ended June 30, 2014. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.

Item  9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release dated September 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2014	PRO-DEX, INC. (REGISTRANT)

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated September 18, 2014.